United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2023

Date of Report (Date of earliest event reported)

American Acquisition Opportunity Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40233	86-1599759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12115 Visionary Way Fishers, Indiana	46038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:(317) 855-9926

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class ACommon Stock and one-half of one Redeemable Warrant	AMAOU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	AMAO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class ACommon Stock at an exercise price of $11.50	AMAOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to Merger Agreement

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 5, 2022 by American Acquisition Opportunity Inc., a Delaware company (“AMAO”), on June 28, 2022, AMAO and Royalty Merger Sub, Inc., an Indiana corporation and a wholly owned subsidiary of AMAO (“Merger Sub,” and together with AMAO, the “Parent Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Royalty Management Corporation, an Indiana corporation (“RMC”),pursuant to which, among other things, a business combination between AMAO and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of AMAO (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that AMAO will change its name to “Royalty Management Corporation.” All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Amendment and the Merger Agreement.

Subsequently, as previously disclosed in the Registration Statement on Form S-4 filed with the SEC on December 15, 2022, on June 28, 2022, the Parent Parties and RMC entered into Amendment No. 1 to the Merger Agreement (“Amendment No. 1”). The purpose of Amendment No. 1 was to, among other things, extend the Outside Date for the Closing of the Merger from November 30, 2022 to March 22, 2023.

Thereafter, on April 28, 2023,the Parent Parties and RMC entered into Amendment No. 2 to the Merger Agreement (“Amendment No. 2”). The purpose of Amendment No. 2 was tofurther extend the Outside Date for the Closing of the Merger from March 22, 2023 to September 22, 2023.

The foregoing descriptiondoes not purport to be complete, and is qualified in its entirety by reference to Amendment  No. 1, Amendment No. 2, and the referenced filings. A copy of Amendment No. 2 is filed with this Current Report on Form 8-K as Exhibit 2.1 hereto, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger by and amongAmerican Acquisition Opportunity Inc., Royalty Merger Sub, Inc., and Royalty Management Corporation dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2023

AMERICAN ACQUISITION OPPORTUNITY INC.

By:	/s/ Mark C. Jensen
Name: Mark C. Jensen
Title: Chief Executive Officer

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